BlackRock Basic Value Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock FundsSM

BlackRock Advantage Small Cap Core Fund

BlackRock Developed Real Estate Index Fund

BlackRock Emerging Markets Equity Strategies Fund

BlackRock Global Long/Short Equity Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Impact U.S. Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Midcap Index Fund

BlackRock Min Vol EAFE Index Fund

BlackRock Min Vol USA Index Fund

BlackRock MSCI Asia ex Japan Index Fund

BlackRock MSCI World Index Fund

BlackRock Multifactor International Index Fund

BlackRock Multifactor USA Index Fund

BlackRock Small/Mid Cap Index Fund

BlackRock Total Factor Fund

BlackRock Total Stock Market Index Fund

BlackRock USA Momentum Factor Index Fund

BlackRock USA Quality Factor Index Fund

BlackRock USA Size Factor Index Fund

BlackRock USA Value Factor Index Fund

BlackRock Funds II

BlackRock Global Dividend Portfolio

BlackRock Funds III

BlackRock Large Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock Total International ex U.S. Index Fund

BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock International Index Fund

BlackRock Small Cap Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 17, 2017 to the

Statement of Additional Information (“SAI”) of each Fund

Effective June 5, 2017, each SAI is amended as follows:

The first paragraph in the section entitled “Shareholder Services—Exchange Privilege” in Part II of each Fund’s SAI is deleted in its entirety and replaced with the following:

U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Investor C3, Class K and Institutional Shares of each Fund have an exchange privilege with certain other Funds. However, Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares may only exchange out. The minimum amount for exchanges of Investor class shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

The section entitled “Shareholder Services—Exchange Privilege—Exchanges of Investor A, Investor A1 and Institutional Shares” in Part II of each Fund’s SAI is deleted in its entirety and replaced with the following:

Exchanges of Investor A, Investor A1, Class K and Institutional Shares. Institutional Shares are exchangeable with Institutional Shares of other Funds. Investor A and Investor A1 Shares are exchangeable for Investor A Shares of other Funds. Class K Shares are exchangeable for Class K Shares of other Funds.

Exchanges of Institutional Shares outstanding for Institutional Shares of a second fund or for shares of a money market fund are effected on the basis of relative net asset value per Institutional Share. Exchanges of Investor A or Investor A1 Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share. Exchanges of Class K Shares outstanding for Class K Shares of a second fund, or for shares of a money market fund are effected on the basis of relative net asset value per share.

Shareholders should retain this Supplement for future reference.

SAI-MULTI-0517SUP